EXHIBIT 23.1
                                  ------------




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


We  hereby  consent  to the use of our report for the fiscal year ended December

31,  2000 dated January 19, 2001, in this amended registration statement on Form

10-KSB  for  Worldwide  Wireless  Networks,  Inc.


           /s/
- ----------------------------------
Chisholm  &  Associates
Salt  Lake  City,  Utah
March  28,  2001


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